Exhibit 99.1

Victory Board Approves Plan to Eliminate Dual-Class Share Structure

SAN ANTONIO--(BUSINESS WIRE)--September 27, 2021--Victory Capital Holdings, Inc. (NASDAQ: VCTR) (“Victory Capital” or the “Company”) today announced that its Board of Directors has approved amendments to its corporate charter and bylaws to eliminate the Company’s dual-class share structure. The charter amendment is subject to shareholder approval at a Special Meeting of Stockholders scheduled for November 19, 2021.

David Brown, Chairman and CEO of Victory Capital, said, “We believe all shareholders will benefit from the elimination of the dual-class share structure by aligning voting rights with the economic interests of all shareholders. Simplifying the Company’s capital structure such that all shareholders of the Company own a single class of common stock will also reduce the cost and complexity associated with the Company’s current capital structure. Furthermore, this change is likely to enhance index eligibility for our shares and broaden investor appeal to both active and passive investors, which may expand the Company’s shareholder base.”

Currently, the Company has two classes of common stock: Class A common stock and Class B common stock. The rights of the holders of Class A and Class B shares are identical, except voting and conversion rights. Each Class A share is entitled to one vote, and each Class B share is entitled to ten votes. The Class B shares are currently convertible at any time, at the option of the holder, into one Class A share.

The Company will file a preliminary proxy statement for a special meeting of stockholders to be held on November 19, 2021. The largest holders of the Company’s Class B shares, as well as the Company’s Employee Shareholders Committee, which collectively control a majority of the Company’s voting power, have indicated their intent to vote in favor of the proposal eliminating the dual-class share structure. Upon approval of the charter amendment, each Class B share would convert into one Class A share.

About Victory Capital

Victory Capital is a diversified global asset management firm with $164.9 billion in assets under management as of August 31, 2021. The Company operates a next-generation business model combining boutique investment qualities with the benefits of a fully integrated, centralized operating and distribution platform.

Victory Capital provides specialized investment strategies to institutions, intermediaries, retirement platforms and individual investors. With 10 autonomous Investment Franchises and a Solutions Platform, Victory Capital offers a wide array of investment styles and investment vehicles including, actively managed mutual funds, separately managed accounts, active ETFs, multi-asset class strategies, custom-designed solutions and a 529 College Savings Plan.

For more information, please visit www.vcm.com or follow us: Twitter and LinkedIn

FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may include, without limitation, any statements preceded by, followed by or including words such as “target,” “believe,” “expect,” “aim,” “intend,” “may,” “anticipate,” “assume,” “budget,” “continue,” “estimate,” “future,” “objective,” “outlook,” “plan,” “potential,” “predict,” “project,” “will,” “can have,” “likely,” “should,” “would,” “could” and other words and terms of similar meaning or the negative thereof. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors beyond Victory Capital’s control such as the COVID-19 pandemic and its effect on our business, operations and financial results going forward, as discussed in Victory Capital’s filings with the SEC, that could cause Victory Capital’s actual results, performance or achievements to be materially different from the expected results, performance or achievements expressed or implied by such forward-looking statements.

Although it is not possible to identify all such risks and factors, they include, among others, the following: reductions in AUM based on investment performance, client withdrawals, difficult market conditions and other factors such as a pandemic; the nature of the Company’s contracts and investment advisory agreements; the Company’s ability to maintain historical returns and sustain its historical growth; the Company’s dependence on third parties to market its strategies and provide products or services for the operation of its business; the Company’s ability to retain key investment professionals or members of its senior management team; the Company’s reliance on the technology systems supporting its operations; the Company’s ability to successfully acquire and integrate new companies; the concentration of the Company’s investments in long-only small- and mid-cap equity and U.S. clients; risks and uncertainties associated with non-U.S. investments; the Company’s efforts to establish and develop new teams and strategies; the ability of the Company’s investment teams to identify appropriate investment opportunities; the Company’s ability to limit employee misconduct; the Company’s ability to meet the guidelines set by its clients; the Company’s exposure to potential litigation (including administrative or tax proceedings) or regulatory actions; the Company’s ability to implement effective information and cyber security policies, procedures and capabilities; the Company’s substantial indebtedness; the potential impairment of the Company’s goodwill and intangible assets; disruption to the operations of third parties whose functions are integral to the Company’s ETF platform; the Company’s determination that Victory Capital is not required to register as an "investment company" under the 1940 Act; the fluctuation of the Company’s expenses; the Company’s ability to respond to recent trends in the investment management industry; the level of regulation on investment management firms and the Company’s ability to respond to regulatory developments; the competitiveness of the investment management industry; the dual class structure of the Company’s common stock; the level of control over the Company retained by Crestview GP; the Company’s status as an emerging growth company and a controlled company; and other risks and factors listed under "Risk Factors" and elsewhere in the Company’s filings with the SEC.

Such forward-looking statements are based on numerous assumptions regarding Victory Capital’s present and future business strategies and the environment in which it will operate in the future. Any forward-looking statement made in this press release speaks only as of the date hereof. Except as required by law, Victory Capital assumes no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Additional Information and Where to Find It

The proposed amendment to the Company’s charter will be submitted to the Company’s shareholders for their consideration. In connection therewith, the Company will file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”), which will be mailed or otherwise made available to each shareholder entitled to vote at the special meeting. BEFORE MAKING ANY VOTING DECISION, VICTORY CAPITAL SHAREHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED CHARTER AMENDMENT WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMENDMENT. Victory Capital shareholders and other investors may obtain free copies of the proxy statement and other relevant materials (when they become available), along with other documents filed by the Company with the SEC, at the SEC’s website (http://www.sec.gov).

The directors and executive officers of Victory Capital may be deemed to be participants in the solicitation of proxies from the shareholders of Victory Capital in connection with the proposed charter amendment. Information regarding Victory Capital’s directors and executive officers is included in the Company’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2021. These documents are available free of charge as described in the preceding paragraph.

Contacts

Investors:
Matthew Dennis, CFA
Chief of Staff
Director, Investor Relations
216-898-2412
mdennis@vcm.com

Media:
Tricia Ross
310-622-8226
tross@finprofiles.com